N904AF Helicopter Lease Agreement

This Helicopter Lease Agreement (this "**Agreement**") is made this January 10, 2020 and effective January 1, 2020 (the "**Effective Date**"), by and between Leopard Aviation LLC, a Delaware limited liability company ("**Lessor**") and Brim Equipment Leasing LLC, an Oregon limited liability company ("**Lessee**"). Each of Lessor and Lessee is sometimes hereinafter referred to as a "**Party**" and collectively as the "**Parties**" as the context requires.

WHEREAS, Lessor owns that certain MCDONNELL DOUGLAS HELICOPTER model 902N helicopter, bearing United States Registration Number N904AF, manufacturer's serial number 900-00101, with two PRATT & WHITNEY model PW207E engines bearing manufacturer's serial numbers BG0106 (described on the International Registry Manufactures' List as model PW200 Series, serial number BG0106) and BG0028 (described on the International Registry Manufactures' List as model PW200 Series, serial number BG0028), and any appliances, components, parts, instruments, appurtenances, accessories, furnishings or other equipment of whatever nature (other than the engine or complete engines) which may from time to time be incorporated or installed in or attached to the airframe or any engine and includes replacement thereof (the "**Helicopter**"); and

WHEREAS, Lessor desires to lease the Helicopter to Lessee and Lessee desires to lease the Helicopter from Lessor.

NOW THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth, the Parties agree as follow:

1. Grant of Lease; Term. Subject to the terms and conditions set forth herein, Lessor hereby leases the Helicopter to Lessee and Lessee hereby leases the Helicopter from Lessor. The term of this Agreement shall begin on the date hereof and shall continue in effect for five (5) years, unless earlier terminated as provided herein. Each of Lessor and Lessee shall have the right to terminate this Agreement upon one hundred twenty (120) days' written notice to the other Party for any or no reason, provided, however, that in the event the Helicopter has been committed to providing service for any customer of Lessee or any other third party, any notice of termination by Lessor with respect to such Helicopter shall not take effect until the termination of such commitment. This Agreement may also be terminated for cause in the case of an uncured Event of Default as described in Section 10 below, and shall terminate immediately and automatically without notice from either Party upon Lessee's suspension, revocation or surrender of any of its Part 133, 135, or 137 Certificates.

2. Delivery Condition; Acceptance; Valuation. Lessee and Lessor acknowledge and agree that the Helicopter has been delivered to Lessee in an Airworthy Condition, with a current "Annual Inspection" and "100 Hour Inspection." Lessor and Lessee further acknowledge and agree as to the Summary of MD 902 Component Information (the "**Component Summary**") set forth in Exhibit A attached hereto, and to the total valuation of those certain key components of the Helicopter described in the Component Summary at the time of delivery as set forth in such Exhibit A (the "**Delivery Component Value**"). In further evidence of support, the maintenance records underpinning the Delivery Component Value is set forth in Exhibit E attached hereto.

3. Use. Lessee shall use the Helicopter in a safe and appropriate manner and shall comply with and conform to all national, state, municipal, and other laws, ordinances and regulations in any way relating to the possession, use or maintenance of the Helicopter.

4. Maintenance and Repair. Lessee shall, at its own cost and expense, repair and maintain the Helicopter so as to keep it in good working order and operating condition during the term of this Agreement, including paying for: (i) any and all pre-flight and post-flight inspections and/or recurring inspections and scheduled and/or non-scheduled maintenance, and (ii) all inspections and other maintenance necessary for the Helicopter's operation under 14 CFR Parts 91, 133, 135, and 137. Except as otherwise provided below in this Section 4, Lessee shall be responsible for any damage or repair to the Helicopter which is caused or made necessary during the term of this Agreement while the Helicopter is under Lessee's, or its employees', agents', or representatives' control. However, notwithstanding the foregoing provisions of this Section 4, Lessor shall be responsible for the cost of parts and labor to comply with non- recurring mandatory Airworthiness Directives and Service Bulletins.

5. Rental Rate. Lessee shall pay to Lessor the Aircraft Rental Rate set forth on Exhibit B attached hereto (the "**Aircraft Rental Rate**"). Within 20 days after the end of each month during the term of this Agreement, Lessee shall deliver to Lessor: (a) a reasonably detailed accounting statement (each, a "**Monthly Statement**") setting forth the amounts payable during the previous month pursuant to this Agreement; and (b) the amount, if any, payable as set forth on such Monthly Statement. Within 10 days after Lessor's receipt of any Monthly Statement showing an amount payable, Lessee shall remit such payment to Lessor.

It is understood by the Parties hereto that Lessee shall make every reasonable commercial effort to make timely payments to Lessor, and that the foregoing payment terms are not a waiver of Lessor's right to ultimately receive payment from Lessee for work properly performed under this Agreement. Lessee will not be considered in default under this Agreement if it is in compliance with any of the payment terms set forth in this paragraph.

If full payment of an overdue amount is not made by Lessee to Lessor within thirty (30) days after Lessor's receipt of any Monthly Statement, Lessor shall have the right at that time to terminate this Agreement, and Lessee will then be required to make arrangements for, and pay the cost of, return of the Helicopter to Lessor. Nothing in the foregoing sentence shall be contstruted as a waiver of Lessee's obligation to pay the Aircraft Rental Rate.

6. Responsibilities and Fees.

(a) Lessor shall be responsible only for the following expenses related to the use of the Helicopter:

(i) Payment of all debt service, license and federal, state and local registration fees;

(ii) Any applicable property taxes due for the ownership and operation of the Helicopter; and

(iii) The cost of parts and labor to comply with non-recurring mandatory Airworthiness Directives and non-recurring mandatory Service Bulletins.

(b) Lessee shall be responsible for all other expenses, including but not limited to the following:

(i) Hangar storage;

(ii) Insurance on the Helicopter, as described in Section 8, below;

(iii) Fuel and regular operating oil; and

(iv) maintenance required (A) on account of accident, foreign object damage or misuse of the Helicopter or (B) all pre-flight and post-flight inspections and/or recurring inspections and scheduled and/or non-scheduled maintenance, and (C) all inspections and other maintenance necessary for the Helicopter's operation under 14 CFR Parts 133, 135, and 137.

7. Surrender. Upon the expiration of this Agreement, Lessee shall return the Helicopter to Lessor in good repair, condition and mechanical working order and unless otherwise provided for herein shall pay for all parts, mechanisms, devices, or materials required to make it so at the time of surrender, ordinary wear and tear resulting from proper use thereof excepted, by delivering the Helicopter, at Lessee's cost and expense, to a specified mutually agreeable location in the contiguous 48 United States.

Additionally, the total valuation of the key components of the Helicopter used to determine the Delivery Component Value will be determined as of the date of surrender (the "**Surrender Component Value**"), by referencing Lessee's maintenance records and utilizing the baseline values set forth in the Component Summary. If the Surrender Component Value exceeds the Delivery Component Value, Lessor will promptly pay to Lessee the difference between the Surrender Component Value and the Delivery Component Value, and conversely, if the Delivery Component Value exceeds the Surrender Component Value, Lessee will promptly pay to Lessor the difference between the Delivery Component Value and the Surrender Component Value. For illustrative purposes only, an example of the process described in this paragraph is attached hereto as Exhibit C (providing an example where Lessee pays Lessor) and Exhibit D (providing an example where Lessor pays Lessee).

8. Insurance. Lessee shall procure and continuously maintain insurance for all risk against loss of, or damage to, the Helicopter, and shall procure and continuously maintain liability and any other applicable property damage insurance. A copy of the coverages/policies maintained by Lessee has been provided to Lessor, and Lessor hereby agrees that such coverage is acceptable. Lessee shall provide reasonable evidence of such policy on an annual basis. Such policy shall name Lessor as additionally insured and shall also name Lessor as a loss

payee on the hull coverage. Lessee shall also provide Lessor with a certificate evidencing such insurance.

9. Mutual Indemnity. Each Party hereto (the **"Indemnifying Party"**) will indemnify, defend and hold harmless the other Party hereto (the **"Indemnified Party"**) and its affiliate companies, and its and their respective directors, officers, employees, agents, successors and assigns, from and against any and all third party claims, liabilities, obligations, costs, expenses and reasonable attorneys' fees (collectively, **"Damages"**) arising out of or related to (a) the Indemnifying Party's actual or alleged breach of this Agreement (including, without limitation, any warranty, representation or obligation herein), and/or (b) any act, omission, conduct or negligence in connection with the Indemnifying Party's performance hereunder. This Section 9 will survive expiration or termination of this Agreement for any reason.

10. Default and Remedies. It shall be an Event of Default if Lessee or Lessor fails to observe, keep or perform any material provision of this Agreement required to be observed.

Upon the occurrence of an Event of Default by Lessor which is not cured within ten (10) days of receipt of written notice of the occurrence from Lessee, Lessee shall, as its sole and exclusive remedy, have the right to terminate this Agreement.

Upon the occurrence of an Event of Default by Lessee which is not cured within ten (10) days of receipt of written notice of the occurrence from Lessor, Lessor shall as its sole and exclusive remedy, have the right to exercise any one or more of the following remedies:

(a) take possession of the Helicopter, without demand or notice, wherever it may be located, without court order or other process of law; and

(b) terminate this Agreement;

Nothing in the foregoing clause shall be construed to relieve Lessee of its obligations to pay all amounts due under the Aircraft Rental Rate.

11. Ownership and Rights. The Helicopter is, and shall at all times be and remain, the sole and exclusive property of Lessor. Lessee shall have no right, title or interest therein or thereto except as expressly set forth in this Agreement.

12. Notices. Any notice required or permitted under this Agreement shall be given in writing and shall be effective for all purposes if hand-delivered to the Party designated below or if sent by (a) certified or registered United States mail, postage prepaid, (b) by expedited delivery service, either commercial or United States Postal Service, with proof of delivery, or (c) by facsimile (provided that such facsimile is confirmed by expedited delivery service or by mail in the manner previously described), addressed as follows:

If to Lessee: Brim Equipment Leasing LLC
Attention: Julie Brim, President

	Physical Address: 445 Dead Indian Memorial Rd, Ashland, OR 97520 Mailing Address: PO Box 3009, Ashland, OR 97520 Email: Julie@brimaviation.com
	with a copy to Wexford Capital LP 411 West Putman Ave. Greenwich, CT 06830 Attn: Legal Email: legal@wexford.com
If to Lessor:	Leopard Aviation LLC Mark Layton Chief Financial Officer 14201 Caliber Drive, Suite 300 Oklahoma City, OK 73134 Phone: 405.563.9961 Email: mlayton@mammothenergy.com
With a copy to:	J. Matthew Thompson Senior Counsel 14201 Caliber Drive, Suite 300 Oklahoma City, OK 73134 Phone: 405.286.2077 Email: matt.thompson@mammothenergy.com
With a copy to:	McAfee & Taft A Professional Corporation Scott D. McCreary / John R. Chubbuck 10th Floor, Two Leadership Square 211 N Robinson Oklahoma City OK 73102-7103 Phone: 405.235.9621 Email: Scott.mccreary@mcafeetaft.com Email: john.chubbuck@mcafeetaft.com

or to such other address and person as shall be designated from time to time by Lessee or Lessor, as the case may be, in a written notice to the other in the manner provided for in this Section 12. The notice shall be deemed to have been given at the time of delivery if hand-delivered, or on the next business day after transmission if sent by confirmed facsimile, or in the case of registered or certified mail, on the third business day after deposit in the United States mail, or if by expedited delivery, upon the first attempted delivery on a business day. A Party receiving notice which does not comply with the technical requirements for notice under this Section 12 may elect to waive any deficiencies and treat the notice as having been properly given.

13. Representations and Warranties of Lessee. Lessee represents and warrants as of the date hereof and during the entire term of this Agreement as follows:

(a) Lessee is a validly organized limited liability company under the laws of the State of Oregon, and the person executing on behalf of Lessee has full power and authority to execute this Agreement on behalf of Lessee and by such execution shall bind Lessee under this Agreement.

(b) No action, suit, or proceeding is currently pending or threatened against Lessee which shall in any material way affect Lessee's financial status as of the date thereof, or impair the execution, delivery, or performance by Lessee of this Agreement.

(c) The execution and delivery of this Agreement by Lessee and the performance of its obligations hereunder have been duly authorized by all necessary corporate or limited liability company action, and do not conflict with any provision of Lessee's articles of organization, bylaws, operating agreement, any governmental regulations, or any other agreements that Lessee may now have with other parties.

(d) Lessee is not subject to any restriction, which with or without the giving of notice, the passage of time, or both, prohibits or would be violated by or be in conflict with this Agreement.

(e) Lessee will not permit the Helicopter to be operated in any unsafe manner or contrary to any manual or instructions for the Helicopter or in material violation of the terms or conditions of any insurance policy covering the Helicopter or any applicable statute, regulation, ordinance, or other law.

14. Representations and Warranties of Lessor. Lessor represents and warrants as of the date hereof and during the entire term of this Agreement as follows:

(a) Lessor is a validly organized limited liability company under the laws of the State of Delaware, and has full power and authority to execute this Agreement on behalf of Lessor and by such execution shall bind Lessor under this Agreement.

(b) No action, suit, or proceeding is currently pending or threatened against Lessor which shall in any material way affect Lessor's financial status as of the date thereof, or impair the execution, delivery, or performance by Lessor of this Agreement.

(c) The execution and delivery of this Agreement by Lessor and the performance of its obligations hereunder have been duly authorized by all necessary corporate or limited liability company action, and do not conflict with any provision of Lessor's articles of organization, bylaws, operating agreement, any governmental regulations, or any other agreements that Lessee may now have with other parties.

(d) Lessor is not subject to any restriction, which with or without the giving of notice, the passage of time, or both, prohibits or would be violated by or be in conflict with this Agreement.

15. Assignment. Lessee shall not assign this Agreement or its interest in the Helicopter without prior written consent of Lessor. Any such attempted assignment shall be null and void.

16. Force Majeure. Non-performance of either Party shall be excused to the extent that performance is rendered impossible by acts of God, public enemies, war, civil disorder, labor disputes or strikes, fire, flood, explosion, governmental acts, orders or restrictions, or any other reason where failure to perform is beyond the control and not caused by the negligence of the non-conforming Party.

17. Waiver. In no event shall any Party be liable for any claimed indirect, special, incidental, consequential or punitive damages, or for any damages consisting of damages for loss of use, revenue, profit, business opportunities and the like, even if the Party had been advised of, or knew or should have known of, the possibility of such damages.

18. Governing Law. This Agreement has been delivered in the State of Delaware and shall in all respects be governed by, and construed in accordance with, the laws of the State of Delaware including all matters of construction, validity and performance, without giving effect to its conflict of laws provisions.

19. Jurisdiction and Venue. Exclusive jurisdiction and venue over any and all disputes between the Parties arising under this Agreement shall be in, and for such purpose each Party hereby submits to the jurisdiction of, the state and federal courts serving the State of Oregon.

20. Severability. If any provision of this Agreement is or becomes illegal, invalid or void under any applicable state or federal law under which performance hereunder is required, such provision will be considered severable, and the remaining provisions hereof will not be impaired, and this Agreement will be interpreted as far as possible so as to give effect to its stated purpose.

21. Execution. This Agreement may be executed in counterparts, each of which will be considered an original and all of which together will constitute one and the same agreement. Facsimile or other electronically transmitted signatures of this Agreement will constitute original signatures. At the request of any Party, the Parties will confirm facsimile or other electronically transmitted signatures by signing an original document.

22. Further Assurances. Each Party agrees to execute and deliver such other documents and to do and perform such other acts and things as the other Party may reasonably request to carry out the intent and accomplish the purposes of this Agreement.

23. Exhibits. The Exhibits referenced in this Agreement are part of this Agreement as if fully set forth in this Agreement.

24. Entire Agreement. The Parties acknowledge that this Agreement is the complete and exclusive statement of the mutual understanding of the Parties with respect to the subject

matter hereof and supersedes and cancels all conflicting terms and conditions and all previous and contemporaneous written and oral agreements and communications relating to such subject matter. This Agreement may not be modified or amended except by a written amendment which states that it is intended to amend this Agreement and is executed by a duly authorized representative of each Party. This Agreement will be construed without regard to any presumption or other rule requiring construction against the Party causing this Agreement to be drafted.

[signature page to follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first above written.

LESSOR:

Leopard Aviation LLC

By: ARTY STRAEHLA

Title: CEO

LESSEE:

Brim Equipment Leasing LLC

By: JULIE BRIM

Title: PRESIDENT

Exhibit A

Component Summary; Delivery Component Value

N904AF

As of 12/31/2019

Summary of MD 902 Component Information			Component Life		Cost			Delivery Component Value: Last Done		Status		Next Due		Remaining		Key Component Value (2)		
Description	Part Number	Term	Years	Hours	Total (1)	$ / Day	$ / Hour	Date	Hobbs	Days	Hours	Date	Hobbs	Days	Hours	Days	Hours	Total
Engine Fire Bottles (set of 2)	900P3690000-10	Retire	5	–	$35,000	$19.18	–	11/30/16	–	1,126	–	11/30/21	–	700	–	$13,425	–	$13,425
Hydraulic Pump Assy	900H3821501-10	Overhauled	–	4,000	$84,500	–	$21.13		284	–	1,238		4,284	–	2,763	–	$58,358	$58,358
Damper Assy LDG Gear (3)	900F3361040-10	Retire	–	30,000	$58,500	–	$1.95		–	–	3,781		30,000	–	26,219	–	$51,127	$51,127
Starter/Generator	23081-070	Overhauled	–	1,200	$24,000	–	$20.00		999	–	525		2,199	–	675	–	$13,503	$13,503
Blade Assy, M/R (set of 5)	900R1150003-10	Retire	–	11,460	$835,500	–	$72.91		1,324	–	1,313		11,671	–	10,147	–	$739,808	$739,808
Fleaxbeam Assy, M/R (set of 5)	900R1103001-11	Retire	–	10,000	$390,000	–	$39.00		801	–	722		10,801	–	9,278	–	$361,837	$361,837
Upper Hub Assy, M/R	900R2101006-11	Overhauled	–	10,000	$19,000	–	$1.90		872	–	651		10,872	–	9,349	–	$17,763	$17,763
Lower Hub Assy, M/R	900R2101008-10	Overhauled	–	10,750	$10,000	–	$0.93		872	–	651		11,622	–	10,099	–	$9,394	$9,394
Swashplate Assy, Rotating	900C2010188-10	Retire	–	6,808	$18,500	–	$2.72		–	–	1,523		6,808	–	5,285	–	$14,360	$14,360
Swashplate Assy, Non-Rotating	900C2010192-11	Retire	–	1,200	$12,500	–	$10.42		872	–	51		2,072	–	1,149	–	$11,967	$11,967
BRG, Angular Contact, M/R Swashplate	900C3010100-10	Retire	–	2,000	$38,500	–	$19.25		1,220	–	304		3,220	–	1,696	–	$32,656	$32,656
BRG, Plain, Spherical/Slider M/R	900C3010042-10	Retire	–	12,807	$98,500	–	$7.69		419	–	1,105		13,226	–	11,702	–	$90,002	$90,002
M/R Transmission Assy (4)	900D1400005-10	Overhauled	–	3,000	$418,000	–	$139.3		–	–	1,477		3,000	–	1,523	–	$212,262	$212,262
Fan Blade Assy Notar(set of 13)	900R2442012-10	Retire	–	3,800	$25,500	–	$6.7		1,247	–	276		5,047	–	3,524	–	$23,647	$23,647
Fan Tension-Torsion Strap (set of 13)	900R6442009-10	Retire	–	1,200	$33,000	–	$27.5		1,144	–	379		2,344	–	821	–	$22,566	$22,566
Engine Overhaul (1 of 2)	3053656-01	Overhauled	–	3,500	$550,000	–	$157.14		–	–	2,526		3,500	–	975	–	$153,136	$153,135
Engine Overhaul (2 of 2) (5)	3053656-01	Overhauled	–	3,500	$550,000	–	$157.14		–	–	3,500		3,500	–	–	–	–	–
																		$1,825,810

(1) Indicative current cost data provided by component vendors or OEM

(2) Key Component Value calculated by taking the days or hours remaining multiplied by the $ / day or $ / hour

(3) Based on # of landings

(4) Older M/R Transmission Assembly that is an "On Condition" item; assume 3,000FH maintenance event as similar to newer versions of M/R Transmission Assembly

(5) The engine is currently being overhauled so zero Hobbs hours exist on this engine. Brim plans to directly pay for the +/-$550k overhaul.

Exhibit B Aircraft
Rental Amount

Aircraft Rental Rate: $317 per each flight hour

In determining the monthly Aircraft Rental Rate for the Helicopter, flight hours will be determined based on monthly average flight hours of all MD 902 aircraft (including the Helicopter) which are owned or leased in any particular month by Lessee (prorated for partial month ownership/leasing), and not on actual flight hours of solely the Helicopter.

For illustrative purposes only, the following examples are included:

Example 1: In a particular month, Lessee owns or leases a total of four MD 902 aircraft, including the Helicopter.

The actual usage of each aircraft is as follows:

Helicopter = 50 flight hours
Aircraft No. 2 = 100 flight hours
Aircraft No. 3 = 90 flight hours
Aircraft No. 4 = 0 flight hours

Average flight hour utilization per aircraft = (50 + 100 + 90 + 0) / 4 = 240 / 4 = 60 flight hours

The Aircraft Rental Rate for the Helicopter for such month = 60 hours x $317 = $19,020

Example 2: In a particular month, Lessee owns or leases a total of four MD 902 aircraft, including the Helicopter.

The actual usage of each aircraft is as follows:

Helicopter = 0 flight hours
Aircraft No. 2 = 100 flight hours
Aircraft No. 3 = 100 flight hours
Aircraft No. 4 = 0 flight hours

Average flight hour utilization per aircraft = (0 + 100 + 100 + 0) / 4 = 200 / 4 = 50 flight hours

The Aircraft Rental Rate for the Helicopter for such month = 50 hours x $317 = $15,850

Exhibit C
Illustrative Example of Surrender Calculations – Lessee Pays Lessor Key Component Value Difference

N904AF
As of 12/31/2019

Summary of MD 902 Component Information								Delivery Component Value			Surrender Component Value			Payment At End of Lease (6,7)		
		Component Life		Cost				Key Component Value (2)			Key Component Value (2)					
Description	Term	Years	Hours	Total (1)	$ / Day	$ / Hour		Days	Hours	Total	Days	Hours	Total	Cobra Payments	Brim Payments	Net Cobra / (Brim)
Engine Fire Bottles (set of 2)	Retire	5	–	$35,000	$19.18	–		$13,425	–	$13,425	$31,088	–	$31,088	$17,663	–	$17,663
Hydraulic Pump Assy	Overhauled	–	4,000	$84,500	–	$21.13		–	$58,358	$58,358	–	$52,522	$52,522	–	($5,836)	($5,836)
Damper Assy LDG Gear (3)	Retire	–	30,000	$58,500	–	$1.95		–	$51,127	$51,127	–	$46,014	$46,014	–	($5,113)	($5,113)
Starter/Generator	Overhauled	–	1,200	$24,000	–	$20.00		–	$13,503	$13,503	–	$12,153	$12,153	–	($1,350)	($1,350)
Blade Assy, M/R (set of 5)	Retire	–	11,460	$835,500	–	$72.91		–	$739,808	$739,808	–	$665,827	$665,827	–	($73,981)	($73,981)
Fleaxbeam Assy, M/R (set of 5)	Retire	–	10,000	$390,000	–	$39.00		–	$361,837	$361,837	–	$325,653	$325,653	–	($36,184)	($36,184)
Upper Hub Assy, M/R	Overhauled	–	10,000	$19,000	–	$1.90		–	$17,763	$17,763	–	$15,986	$15,986	–	($1,776)	($1,776)
Lower Hub Assy, M/R	Overhauled	–	10,750	$10,000	–	$0.93		–	$9,394	$9,394	–	$8,455	$8,455	–	($939)	($939)
Swashplate Assy, Rotating	Retire	–	6,808	$18,500	–	$2.72		–	$14,360	$14,360	–	$12,924	$12,924	–	($1,436)	($1,436)
Swashplate Assy, Non-Rotating	Retire	–	1,200	$12,500	–	$10.42		–	$11,967	$11,967	–	$10,770	$10,770	–	($1,197)	($1,197)
BRG, Angular Contact, M/R Swashplate	Retire	–	2,000	$38,500	–	$19.25		–	$32,656	$32,656	–	$29,390	$29,390	–	($3,266)	($3,266)
BRG, Plain, Spherical/Slider M/R	Retire	–	12,807	$98,500	–	$7.69		–	$90,002	$90,002	–	$81,002	$81,002	–	($9,000)	($9,000)
M/R Transmission Assy (4)	Overhauled	–	3,000	$418,000	–	$139.3		–	$212,262	$212,262	–	$191,036	$191,036	–	($21,226)	($21,226)
Fan Blade Assy Notar(set of 13)	Retire	–	3,800	$25,500	–	$6.7		–	$23,647	$23,647	–	$21,282	$21,282	–	($2,365)	($2,365)
Fan Tension-Torsion Strap (set of 13)	Retire	–	1,200	$33,000	–	$27.5		–	$22,566	$22,566	–	$20,310	$20,310	–	($2,257)	($2,257)
Engine Overhaul (1 of 2)	Overhauled	–	3,500	$550,000	–	$157.14		–	$153,136	$153,136	–	$137,822	$137,822	–	($15,314)	($15,314)
Engine Overhaul (2 of 2) (5)	Overhauled	–	3,500	$550,000	–	$157.14		–	–	–	–	–	–	–	–	–
										$1,825,810			$1,662,234			($163,575)

(1) Indicative current cost data provided by component vendors or OEM
(2) Key Component Value calculated by taking the days or hours remaining multiplied by the $ / day or $ / hour
(3) Based on # of landings
(4) Older M/R Transmission Assembly that is an "On Condition" item; assume 3,000FH maintenance event as similar to newer versions of M/R Transmission Assembly
(5) The engine is currently being overhauled so zero Hobbs hours exist on this engine. Brim plans to directly pay for the +/-$550k overhaul.
(6) At the end of the lease term or end of early lease termination, the net Cobra or Brim payment is calculated by taking the Surrender Component Value minus the Delivery Surrender Value
(7) If the Surrender Component Value exceeds the Delivery Component Value, Lessor will promptly pay to Lessee the difference between the Surrender Component Value and the Delivery Component Value, and conversely, if the Delivery Component Value exceeds the Surrender Component Value, Lessee will promptly pay to Lessor the difference between the Delivery Component Value and the Surrender Component Value

Exhibit D

Illustrative Example of Surrender Calculations – Lessor Pays Lessee Key Component Value Difference

N904AF

As of 12/31/2019

Summary of MD 902 Component Information							Delivery Component Value			Surrender Component Value			Payment At End of Lease (6,7)		
		Component Life		Cost			Key Component Value (2)			Key Component Value (2)					
Description	Term	Years	Hours	Total (1)	$ / Day	$ / Hour	Days	Hours	Total	Days	Hours	Total	Cobra Payments	Brim Payments	Net Cobra / (Brim)
Engine Fire Bottles (set of 2)	Retire	5	–	$35,000	$19.18	–	$13,425	–	$13,425	$31,088	–	$31,088	$17,663	–	$17,663
Hydraulic Pump Assy	Overhauled	–	4,000	$84,500	–	$21.13	–	$58,358	$58,358	–	$64,194	$64,194	$5,836	–	$5,836
Damper Assy LDG Gear (3)	Retire	–	30,000	$58,500	–	$1.95	–	$51,127	$51,127	–	$56,240	$56,240	$5,113	–	$5,113
Starter/Generator	Overhauled	–	1,200	$24,000	–	$20.00	–	$13,503	$13,503	–	$14,853	$14,853	$1,350	–	$1,350
Blade Assy, M/R (set of 5)	Retire	–	11,460	$835,500	–	$72.91	–	$739,808	$739,808	–	$813,788	$813,788	$73,981	–	$73,981
Fleaxbeam Assy, M/R (set of 5)	Retire	–	10,000	$390,000	–	$39.00	–	$361,837	$361,837	–	$398,021	$398,021	$36,184	–	$36,184
Upper Hub Assy, M/R	Overhauled	–	10,000	$19,000	–	$1.90	–	$17,763	$17,763	–	$19,539	$19,539	$1,776	–	$1,776
Lower Hub Assy, M/R	Overhauled	–	10,750	$10,000	–	$0.93	–	$9,394	$9,394	–	$10,334	$10,334	$939	–	$939
Swashplate Assy, Rotating	Retire	–	6,808	$18,500	–	$2.72	–	$14,360	$14,360	–	$15,796	$15,796	$1,436	–	$1,436
Swashplate Assy, Non-Rotating	Retire	–	1,200	$12,500	–	$10.42	–	$11,967	$11,967	–	$13,163	$13,163	$1,197	–	$1,197
BRG, Angular Contact, M/R Swashplate	Retire	–	2,000	$38,500	–	$19.25	–	$32,656	$32,656	–	$35,922	$35,922	$3,266	–	$3,266
BRG, Plain, Spherical/Slider M/R	Retire	–	12,807	$98,500	–	$7.69	–	$90,002	$90,002	–	$99,002	$99,002	$9,000	–	$9,000
M/R Transmission Assy (4)	Overhauled	–	3,000	$418,000	–	$139.3	–	$212,262	$212,262	–	$233,488	$233,488	$21,226	–	$21,226
Fan Blade Assy Notar(set of 13)	Retire	–	3,800	$25,500	–	$6.7	–	$23,647	$23,647	–	$26,012	$26,012	$2,365	–	$2,365
Fan Tension-Torsion Strap (set of 13)	Retire	–	1,200	$33,000	–	$27.5	–	$22,566	$22,566	–	$24,823	$24,823	$2,257	–	$2,257
Engine Overhaul (1 of 2)	Overhauled	–	3,500	$550,000	–	$157.14	–	$153,136	$153,136	–	$168,449	$168,449	$15,314	–	$15,314
Engine Overhaul (2 of 2) (5)	Overhauled	–	3,500	$550,000	–	$157.14	–	–	–	–	–	–	–	–	–
									$1,835,810			$2,034,711			$198,902

(1) Indicative current cost data provided by component vendors or OEM

(2) Key Component Value calculated by taking the days or hours remaining multiplied by the $ / day or $ / hour

(3) Based on # of landings

(4) Older M/R Transmission Assembly that is an "On Condition" item; assume 3,000FH maintenance event as similar to newer versions of M/R Transmission Assembly

(5) The engine is currently being overhauled so zero Hobbs hours exist on this engine. Brim plans to directly pay for the +/-$550k overhaul.

(6) At the end of the lease term or end of early lease termination, the net Cobra or Brim payment is calculated by taking the Surrender Component Value minus the Delivery Surrender Value

(7) If the Surrender Component Value exceeds the Delivery Component Value, Lessor will promptly pay to Lessee the difference between the Surrender Component Value and the Delivery Component Value, and conversely, if the Delivery Component Value exceeds the Surrender Component Value, Lessee will promptly pay to Lessor the difference between the Delivery Component Value and the Surrender Component Value

Exhibit E
Run Sheets

BRIM AVIATION

BRIM AVIATION
P O BOX 3009
ASHLAND, OREGON 97520
445 DEAD INDIAN MEMORIAL RD
ASHLAND, OREGON 97520
PH: 541-482-1008
EMAIL: INFO@BRIMAVIATION.COM
WWW.BRIMAVIATION.COM

Maintenance Tracking Report

N904AF

GENERAL DETAILS

Operator: Brim Aviation	#1 Engine Type:	
Serial No: 900-00101	Part No: PW207E	Part No: PW207E
A/C Type: MD 902	Serial No: BG0106	Serial No: BG0028
Year: 0000-00-00		
Flight Manual Revision:		
Empty Weight (kg): 0.00		

MAINTENANCE DETAILS

Date Of Values: 11-23-2019

Airframe:	1523.41 hours	53.00 hook hours	0.00 hoist cycles	3781.00 landings
Engine 1:	2525.50 hours	2267.00 Impeller cycles	4010.00 CT cycles	4097.00 PT cycles
Engine 2:	755.41 hours	6462.00 Impeller cycles	9149.00 CT cycles	9424.00 PT cycles
RINs:	0.00			

BRIM AVIATION
P O BOX 3009
ASHLAND, OREGON 97520
445 DEAD INDIAN MEMORIAL RD
ASHLAND, OREGON 97520

PH: 541-482-1008
EMAIL: INFO@BRIMAVIATION.COM
WWW.BRIMAVIATION.COM

Maintenance Tracking Report

AIRCRAFT REGISTRATION: N904AF DATE: 11-23-2019

Inspection Type	Inspection	Reference	Period	Last Done	Next Due	Remaining
General	6 Month Special Inspection		6 Months	06-12-2019	12-12-2019	-18 Days
General	1200 Hour Special Inspection		12 Months	12-14-2018	12-14-2019	-16 Days
Engine Scheduled	12 MONTH INSPECTION ENGINE 1		12 Months	12-14-2018	12-14-2019	-16 Days
Engine Scheduled	12 MONTH INSPECTION ENGINE 2		12 Months	12-14-2018	12-14-2019	-16 Days
General	500 Hour/ 1 Year Special Inspection		12 Months	12-14-2018	12-14-2019	-16 Days
General	1 Year Special Inspection		12 Months	12-14-2018	12-14-2019	-16 Days
General	Emergency Locator Transmitter Inspection	IAW FAR 91.207 (d)	12 Months	12-14-2018	12-14-2019	-16 Days
Airframe Inspection	Full AD Audit		1 Years	00-00-0000	12-14-2019	-16 Days

Limitation Note: Fully Audit all AD's and verify compliance, also verify that there are no new AD's

Airframe		Reference	Period	Last Done	Next Due	Remaining
Scheduled Inspections	Periodic Inspection 1-7	MD900 RMM 05-20-20 Table 201	1 Years	12-14-2018	12-14-2019	-16 Days
Airframe Inspection	ICA Concorde Battery	CMM 5-0170	12 Months	12-18-2018	12-18-2019	-12 Days
Airframe Inspection	ICA Wire Strike	Magellan PM-965-015	12 Months	12-18-2018	12-18-2019	-12 Days
Airframe Inspection	ICA MDHI Nose Mount	CSP900 Sec 13 (c)(d)(e)	12 Months	12-18-2018	12-18-2019	-12 Days
Airframe Inspection	ICA Barrier Filter Cleaning/Inspect	Donaldson ICA AFS-MD900-IBF	12 Months	12-18-2018	12-18-2019	-12 Days
General	5000 Hour Special Inspection Completed (2500 hours thereafter)		2500 Airframe Hours	0.00	0.00	0.00 Hours
Lubrication	Hoist Gearbox lube		12 Months	00-00-0000	00-00-0000	0 Day
General	INSPECTION 1 (NOSE & COCKPIT)		12 Months	00-00-0000	00-00-0000	0 Day
General	INSPECTION 2 (CABIN COMP.)		12 Months	00-00-0000	00-00-0000	0 Day
General	INSPECTION 3 (M/R & UPR DECK)		12 Months	00-00-0000	00-00-0000	0 Day
General	INSPECTION 4 (LANDING GEAR)		12 Months	00-00-0000	00-00-0000	0 Day
General	INSPECTION 5 (POWERPLANT)		12 Months	00-00-0000	00-00-0000	0 Day
General	INSPECTION 6 (BAGGAGE, T/B EMP.)		12 Months	00-00-0000	00-00-0000	0 Day
Airframe Inspection	ICA Barrier Filter Cleaning/Inspect	Donaldson ICA AFS-MD900-IBF	300 Airframe Hours	1247.28	1547.28	23.87 Hours
General	300 Hour Special Inspection		300 Airframe Hours	1247.28	1547.28	23.87 Hours
General	Cockpit Fire Extinguisher		30 Days	12-03-2019	01-02-2020	3 Days
General	50 Hour Special Inspection		50 Airframe Hours	1520.19	1570.19	46.78 Hours
Airframe Inspection	ICA Honeywell Traffic Avoidance	KTA870 ICA 006-10609-003	100 Airframe Hours	1520.19	1620.19	96.78 Hours
Airframe Inspection	ICA Onboard Systems Hook Clean/Lube/Inspect	MDHI CSP900-S8 Table 601	100 Airframe Hours	1520.19	1620.19	96.78 Hours
General	100 Hour Special Inspection		100 Airframe Hours	1520.19	1620.19	96.78 Hours
Engine Inspection	Power Assurance Check Engine #1		150 Engine1 Hours	2479.86	2629.86	104.36 Hours
General	400 Hour Special Inspection		400 Airframe Hours	1247.28	1647.28	123.87 Hours
General	500 Hour/ 1 Year Special Inspection		500 Airframe Hours	1247.28	1747.28	223.87 Hours
General	1000 Hour Special Inspection		1000 Airframe Hours	872.20	1872.20	348.79 Hours
Scheduled Inspections	600 Hour/ 1 Year Transmission Fluid Change		600 Airframe Hours	1352.50	1952.50	429.09 Hours
General	2000 Hour Special Inspection		2000 Airframe Hours	0.00	2000.00	476.59 Hours
Engine Scheduled	800 HR. INSPECTION ENGINE 1		800 Engine1 Hours	2249.54	3049.54	524.04 Hours
General	600 Hour Special Inspection		600 Airframe Hours	1461.56	2061.56	538.15 Hours
Engine Inspection	900hr Fuel nozzle inspection Engine #1		900 Engine1 Hours	2249.54	3149.54	624.04 Hours
Engine Inspection	Power Assurance Check Engine #2		150 Engine2 Hours	1439.02	1589.02	833.61 Hours
General	1200 Hour Special Inspection		1200 Airframe Hours	1247.28	2447.28	923.87 Hours
Airframe Inspection	2500hr inspection		2500 Airframe Hours	0.00	2500.00	976.59 Hours

BRIM AVIATION
P O BOX 3009
ASHLAND, OREGON 97520
445 DEAD INDIAN MEMORIAL RD
ASHLAND, OREGON 97520

PH: 541-482-1008
EMAIL: INFO@BRIMAVIATION.COM
WWW.BRIMAVIATION.COM

Maintenance Tracking Report

AIRCRAFT REGISTRATION: N904AF DATE: 11-23-2019

Engine		Reference	Period	Last Done	Next Due	Remaining
Engine Scheduled	800 HR. INSPECTION ENGINE 2		800 Engine2 Hours	1208.44	2008.44	1253.03 Hours
Engine Inspection	900hr Fuel nozzle inspection Engine #2		900 Engine2 Hours	1208.44	2108.44	1353.03 Hours
ICA's						
Airframe Inspection	ICA GNS430W	ICA 190-00356-65	12 Months	05-31-2019	05-31-2020	153 Days
Airframe Inspection	ICA TDFM 136B	ICA 06RE378	12 Months	05-31-2019	05-31-2020	153 Days
Airframe Inspection	ICA Honeywell Traffic Avoidance	KTA870 ICA 006-10609-003	12 Months	05-31-2019	05-31-2020	153 Days
Airframe Inspection	ICA Onboard Systems Hook Clean/Lube/Inspect	MDHI CSP900-S8 Table 601	12 Months	05-31-2019	05-31-2020	153 Days
Airframe Inspection	ICA Nordham Cockpit Sliding window	Nordham Manual STC006	12 Months	06-18-2019	06-18-2020	171 Days
Scheduled Inspections	600 Hour/ 1 Year Transmission Fluid Change		12 Months	08-03-2019	08-03-2020	217 Days
General	2 Year Special Inspection		24 Months	12-14-2018	12-14-2020	350 Days
General	Pitot-Static System Inspection	14 CFR 91.411	24 Months	05-30-2019	05-30-2021	517 Days
General	Transponder System Inspection	14 CFR 91.413	24 Months	05-30-2019	05-30-2021	517 Days
General	Aircraft Re-Weigh		36 Months	05-31-2019	05-31-2022	883 Days
General	5 Year Special Inspection		60 Months	12-14-2018	12-14-2023	1445 Days

Airframe Lifed Components

Part No.	Description	Serial No.	Life At Install	Period	Last Done	Next Due	Remaining
900P3690000-101	ENGINE FIRE BOTTLE	0375	0.00	5 Years	12-31-2017	12-31-2022	1097.00 Days
900P3690000-101	ENGINE FIRE BOTTLE	0175	0.00	5 Years	10-31-2015	10-31-2020	306.00 Days
900P3690001-101	CARTRIDGE, ENGINE FIRE EX, PRIMARY	01045	0.00	12 Years	06-30-2017	06-30-2029	3470.00 Days
900P3690001-101	CARTRIDGE, ENGINE FIRE EX, PRIMARY	00978	0.00	10 Years	07-31-2016	07-31-2026	2405.00 Days
900P3690002-101	CARTRIDGE, ENGINE FIRE EX, SECONDARY	01000	0.00	12 Years	11-30-2016	11-30-2028	3258.00 Days
900P3690002-101	CARTRIDGE, ENGINE FIRE EX, SECONDARY	00896	0.00	10 Years	04-30-2016	04-30-2026	2313.00 Days
900H3821501-105	HYDRAULIC PUMP ASSY	MX568405	0.00	4000 Airframe Hours	568.60	4568.60	3045.19 Hours
900H3821501-105	HYDRAULIC PUMP ASSY	MX618962	0.00	4000 Airframe Hours	0.00	4000.00	2476.59 Hours
900F3361040-107	DAMPER ASSY, LDG GEAR,	004736-0149	0.00	30000 Airframe Landings	0.00	30000.00	26219.00 Landings
900F3361040-107	DAMPER ASSY, LDG GEAR,	004736-0241	0.00	30000 Airframe Landings	0.00	30000.00	26219.00 Landings
23081-070	STARTER / GENERATOR,	Y0208	0.00	1200 Airframe Hours	1194.32	2394.32	870.91 Hours
23081-070	STARTER / GENERATOR,	99419	0.00	1200 Airframe Hours	802.80	2002.80	479.39 Hours
900R1150003-101	BLADE ASSEMBLY, M/R	009999-0720	488.30	11460 Airframe Hours	1324.30	12296.00	10772.59 Hours
900R1150001-115	BLADE ASSEMBLY, M/R	009999-0112	1285.90	11460 Airframe Hours	1324.30	11498.40	9974.99 Hours
900R1150001-115	BLADE ASSEMBLY, M/R	009999-0115	1284.90	11460 Airframe Hours	1324.90	11500.00	9976.59 Hours
900R1150001-115	BLADE ASSEMBLY, M/R	009999-0110	1285.90	11460 Airframe Hours	1324.30	11498.40	9974.99 Hours
900R1150001-115	BLADE ASSEMBLY, M/R	009999-0102	1222.80	11460 Airframe Hours	1324.30	11561.50	10038.09 Hours
900R3100001-105 (LL)	BLADE RETENTION BOLT, M/R	5510-0512	0.00	10750 Airframe Hours	1324.30	12074.30	10550.89 Hours LL
900R3100001-103	BLADE RETENTION BOLT, M/R	009884-1169	0.00	10750 Airframe Hours	213.90	10963.90	9440.49 Hours
900R3100001-103	BLADE RETENTION BOLT, M/R	009884-0485	0.00	10750 Airframe Hours	0.00	10750.00	9226.59 Hours
900R3100001-103	BLADE RETENTION BOLT, M/R	009884-0264	0.00	10750 Airframe Hours	0.00	10750.00	9226.59 Hours
900R3100001-103	BLADE RETENTION BOLT, M/R	009884-0477	0.00	10750 Airframe Hours	0.00	10750.00	9226.59 Hours
900R3100001-103	BLADE RETENTION BOLT, M/R	009884-0493	0.00	10750 Airframe Hours	0.00	10750.00	9226.59 Hours
900R3100001-103	BLADE RETENTION BOLT, M/R	009884-0466	0.00	10750 Airframe Hours	0.00	10750.00	9226.59 Hours
900R3100001-103	BLADE RETENTION BOLT, M/R	009884-0824	0.00	10750 Airframe Hours	0.00	10750.00	9226.59 Hours
900R3100001-103	BLADE RETENTION BOLT, M/R	009884-0479	0.00	10750 Airframe Hours	0.00	10750.00	9226.59 Hours
900R3100001-103	BLADE RETENTION BOLT, M/R	009884-0503	0.00	10750 Airframe Hours	0.00	10750.00	9226.59 Hours
900R1103001-115	FLEXBEAM ASSY, M/R	6029-1143	0.00	10000 Airframe Hours	1094.80	11094.80	9571.39 Hours

BRIM AVIATION
P O BOX 3009
ASHLAND, OREGON 97520
445 DEAD INDIAN MEMORIAL RD
ASHLAND, OREGON 97520

PH: 541-482-1008
EMAIL: INFO@BRIMAVIATION.COM
WWW.BRIMAVIATION.COM

Maintenance Tracking Report

AIRCRAFT REGISTRATION: N904AF DATE: 11-23-2019

900R1103001-115	FLEXBEAM ASSY, M/R	6029-1154	0.00	10000 Airframe Hours	1094.80	11094.80	9571.39 Hours
900R1103001-115	FLEXBEAM ASSY, M/R	6029-1026	0.00	10000 Airframe Hours	872.20	10872.20	9348.79 Hours
900R1103001-115	FLEXBEAM ASSY, M/R	6029-0892	0.00	10000 Airframe Hours	472.30	10472.30	8948.89 Hours
900R1103001-115	FLEXBEAM ASSY, M/R	6029-0626	0.00	10000 Airframe Hours	472.30	10472.30	8948.89 Hours
900R2100005-109	DAMPER CAP- UPPER, M/R	5009-0149	0.00	10000 Airframe Hours	608.12	10608.12	9084.71 Hours
900R2100005-109	DAMPER CAP- UPPER, M/R	5009-0157	0.00	10000 Airframe Hours	608.12	10608.12	9084.71 Hours
900R2100005-109	DAMPER CAP- UPPER, M/R	5009-0178	0.00	10000 Airframe Hours	608.12	10608.12	9084.71 Hours
900R2100005-109	DAMPER CAP- UPPER, M/R	5009-0098	0.00	10000 Airframe Hours	608.12	10608.12	9084.71 Hours
900R2100005-109	DAMPER CAP- UPPER, M/R	5009-0141	0.00	10000 Airframe Hours	608.12	10608.12	9084.71 Hours
900R2100006-103	DAMPER CAP- LOWER, M/R	005422-0441	0.00	10000 Airframe Hours	0.00	10000.00	8476.59 Hours
900R2100006-103	DAMPER CAP- LOWER, M/R	005422-0446	0.00	10000 Airframe Hours	0.00	10000.00	8476.59 Hours
900R2100006-103	DAMPER CAP- LOWER, M/R	007803-0368	0.00	10000 Airframe Hours	0.00	10000.00	8476.59 Hours
900R2100006-103	DAMPER CAP- LOWER, M/R	005422-0436	0.00	10000 Airframe Hours	0.00	10000.00	8476.59 Hours
900R2100006-103	DAMPER CAP- LOWER, M/R	005422-0439	0.00	10000 Airframe Hours	0.00	10000.00	8476.59 Hours
900R3100002-105	DAMPER, M/R	LK1142A	0.00	4095 Airframe Hours	0.00	4095.00	2571.59 Hours
900R3100002-105	DAMPER, M/R	LK1142B	0.00	4095 Airframe Hours	0.00	4095.00	2571.59 Hours
900R3100002-105	DAMPER, M/R	LK1143B	0.00	4095 Airframe Hours	0.00	4095.00	2571.59 Hours
900R3100002-105	DAMPER, M/R	LK1129A	0.00	4095 Airframe Hours	0.00	4095.00	2571.59 Hours
900R3100002-105	DAMPER, M/R	LK1143A	0.00	4095 Airframe Hours	0.00	4095.00	2571.59 Hours
900R3100002-105	DAMPER, M/R	LK1125A	0.00	4095 Airframe Hours	0.00	4095.00	2571.59 Hours
900R3100002-105	DAMPER, M/R	LK1128A	0.00	4095 Airframe Hours	0.00	4095.00	2571.59 Hours
900R3100002-105	DAMPER, M/R	LK1128B	0.00	4095 Airframe Hours	0.00	4095.00	2571.59 Hours
900R3100002-105	DAMPER, M/R	LK1137A	0.00	4095 Airframe Hours	0.00	4095.00	2571.59 Hours
900R3100002-105	DAMPER, M/R	LK1140B	0.00	4095 Airframe Hours	0.00	4095.00	2571.59 Hours
900R2100003-101	HUB RETENTION NUT, M/R	007803-0142	0.00	10000 Airframe Hours	0.00	10000.00	8476.59 Hours
900R2101004-101	HUB LINER, MAIN ROTOR	8472-0027	0.00	20000 Airframe Hours	1219.83	21219.83	19696.42 Hours
900R2101006-111	UPPER HUB ASSY, MAIN ROTOR	5009-0157	0.00	10000 Airframe Hours	872.20	10872.20	9348.79
900R2101008-109	LOWER HUB ASSY, MAIN ROTOR	5009-0095	0.00	10750 Airframe Hours	872.20	11622.20	10098.79 Hours
900R2101018-105	HUB PLATE, MAIN ROTOR	5009-0064	0.00	10000 Airframe Hours	872.20	10872.20	9348.79 Hours
900R2101012-103	STRIKER PLATE, DROOP STOP, M/R	007803-0361	0.00	10000 Airframe Hours	0.00	10000.00	8476.59 Hours
900R2101012-103	STRIKER PLATE, DROOP STOP, M/R	007803-0360	0.00	10000 Airframe Hours	0.00	10000.00	8476.59 Hours
900R2101012-103	STRIKER PLATE, DROOP STOP, M/R	007803-0371	0.00	10000 Airframe Hours	0.00	10000.00	8476.59 Hours
900R2101012-103	STRIKER PLATE, DROOP STOP, M/R	007803-0372	0.00	10000 Airframe Hours	0.00	10000.00	8476.59 Hours
900R2101012-103	STRIKER PLATE, DROOP STOP, M/R	007803-0373	0.00	10000 Airframe Hours	0.00	10000.00	8476.59 Hours
900R2100001-105	SUPPORT, DROOP STOP, M/R	0110	0.00	1580 Airframe Hours	1329.90	2909.90	1386.49 Hours
900R2100001-105	SUPPORT, DROOP STOP, M/R	0112	0.00	1580 Airframe Hours	1329.90	2909.90	1386.49 Hours
900R2100001-105	SUPPORT, DROOP STOP, M/R	0120	0.00	1580 Airframe Hours	1329.90	2909.90	1386.49 Hours
900R2100001-105	SUPPORT, DROOP STOP, M/R	0116	0.00	1580 Airframe Hours	1329.90	2909.90	1386.49 Hours
900R2100001-105	SUPPORT, DROOP STOP, M/R	0101	0.00	1580 Airframe Hours	1329.90	2909.90	1386.49 Hours
900C2010188-107	SWASHPLATE ASSY, ROTATING	5009-0112	0.00	6808 Airframe Hours	0.00	6808.00	5284.59 Hours
900C2010192-113	SWASHPLATE ASSY, NON-ROT.	5009-0338	0.00	1800 Airframe Hours	872.20	2672.20	1148.79 Hours
900C3010100-103	BRG, ANGULAR CONTACT, M/R SWASHPLATE	059150-0023	0.00	5 Years	01-30-2018	01-30-2023	1127.00 Days
900C3010100-103	BRG, ANGULAR CONTACT, M/R SWASHPLATE	059150-0023	0.00	2000 Airframe Hours	1219.83	3219.83	1696.42 Hours
900C2010203-105	LATERAL MIXER BELLCRANK	5009-0033	0.00	13000 Airframe Hours	0.00	13000.00	11476.59 Hours
900R2101017-103	DRIVE RING , M/R DRIVE LINK ATTACH	5009-0075	0.00	2890 Airframe Hours	760.98	3650.98	2127.57 Hours

BRIM AVIATION
P O BOX 3009
ASHLAND, OREGON 97520
445 DEAD INDIAN MEMORIAL RD
ASHLAND, OREGON 97520

PH: 541-482-1008
EMAIL: INFO@BRIMAVIATION.COM
WWW.BRIMAVIATION.COM

Maintenance Tracking Report

900C3010042-105	BRG, PLAIN, SPHERICAL/SLIDER M/R	091610-0193	0.00	12807 Airframe Hours	418.50	13225.50	11702.09 Hours
900F2401600-103	DECK FITTING ASSY, AFT TRUSS LH	5079-0091	0.00	19990 Airframe Hours	0.00	19990.00	18466.59 Hours
900F2401600-104	DECK FITTING ASSY, AFT TRUSS RH	5079-0090	0.00	19990 Airframe Hours	0.00	19990.00	18466.59 Hours
900R2442012-103	FAN BLADE ASSEMBLY, NOTAR		-	3800 Airframe Hours	-	-	- Hours
900R2442012-103	FAN BLADE ASSEMBLY, NOTAR		-	3800 Airframe Hours	-	-	- Hours
900R2442012-103	FAN BLADE ASSEMBLY, NOTAR	5146-1545	0.00	3800 Airframe Hours	1247.28	5047.28	3523.87 Hours
900R2442012-103	FAN BLADE ASSEMBLY, NOTAR		-	3800 Airframe Hours	-	-	- Hours
900R2442012-103	FAN BLADE ASSEMBLY, NOTAR	5146-1558	0.00	3800 Airframe Hours	1247.28	5047.28	3523.87 Hours
900R2442012-103	FAN BLADE ASSEMBLY, NOTAR	5146-1564	0.00	3800 Airframe Hours	1247.28	5047.28	3523.87 Hours
900R2442012-103	FAN BLADE ASSEMBLY, NOTAR	5146-1560	0.00	3800 Airframe Hours	1247.28	5047.28	3523.87 Hours
900R2442012-103	FAN BLADE ASSEMBLY, NOTAR	5146-1561	0.00	3800 Airframe Hours	1247.28	5047.28	3523.87 Hours
900R2442012-103	FAN BLADE ASSEMBLY, NOTAR	5146-1555	0.00	3800 Airframe Hours	1247.28	5047.28	3523.87 Hours
900R2442012-103	FAN BLADE ASSEMBLY, NOTAR	5146-1565	0.00	3800 Airframe Hours	1247.28	5047.28	3523.87 Hours
900R2442012-103	FAN BLADE ASSEMBLY, NOTAR	5146-1562	0.00	3800 Airframe Hours	1247.28	5047.28	3523.87 Hours
900R2442012-103	FAN BLADE ASSEMBLY, NOTAR	5146-1550	0.00	3800 Airframe Hours	1247.28	5047.28	3523.87 Hours
900R2442012-103	FAN BLADE ASSEMBLY, NOTAR	5146-1556	0.00	3800 Airframe Hours	1247.28	5047.28	3523.87 Hours
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2256	0.00	5 Years	01-26-2017	01-26-2022	758.00 Days
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2256	0.00	1200 Airframe Hours	1144.00	2344.00	820.59
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2245	0.00	5 Years	01-26-2017	01-26-2022	758.00 Days
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2245	0.00	1200 Airframe Hours	1144.00	2344.00	820.59
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2217	0.00	5 Years	01-26-2017	01-26-2022	758.00 Days
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2217	0.00	1200 Airframe Hours	1144.00	2344.00	820.59
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2225	0.00	5 Years	01-26-2017	01-26-2022	758.00 Days
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2225	0.00	1200 Airframe Hours	1144.00	2344.00	820.59
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2221	0.00	5 Years	01-26-2017	01-26-2022	758.00 Days
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2221	0.00	1200 Airframe Hours	1144.00	2344.00	820.59
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2173	0.00	5 Years	01-26-2017	01-26-2022	758.00 Days
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2173	0.00	1200 Airframe Hours	1144.00	2344.00	820.59
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2226	0.00	5 Years	01-26-2017	01-26-2022	758.00 Days
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2226	0.00	1200 Airframe Hours	1144.00	2344.00	820.59
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2222	0.00	5 Years	01-26-2017	01-26-2022	758.00 Days
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2222	0.00	1200 Airframe Hours	1144.00	2344.00	820.59
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2237	0.00	5 Years	01-26-2017	01-26-2022	758.00 Days
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2237	0.00	1200 Airframe Hours	1144.00	2344.00	820.59
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2234	0.00	5 Years	01-26-2017	01-26-2022	758.00 Days
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2234	0.00	1200 Airframe Hours	1144.00	2344.00	820.59
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2230	0.00	5 Years	01-26-2017	01-26-2022	758.00 Days
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2230	0.00	1200 Airframe Hours	1144.00	2344.00	820.59
900R6442009-103	FAN TENSION-TORSION STRAP	LK5924-2208	0.00	5 Years	01-26-2017	01-26-2022	758.00 Days
900R6442009-103	FAN TENSION-TORSION STRAP	LK5924-2208	0.00	1200 Airframe Hours	1144.00	2344.00	820.59
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2224	0.00	5 Years	01-26-2017	01-26-2022	758.00 Days
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2224	0.00	1200 Airframe Hours	1144.00	2344.00	820.59
900R2441013-109	FAN HUB, NOTAR	005422-0059	0.00	5000 Airframe Hours	0.00	5000.00	3476.59 Hours
900R2443000-105 (LL)	FAN PITCH PLATE, NOTAR	007803-0083	0.00	3527 Airframe Hours	0.00	3527.00	2003.59 Hours LL
900R1441004-101	FAN SUPPORT ASSY, NOTAR	007803-0076	0.00	10000 Airframe Hours	0.00	10000.00	8476.59 Hours

BRIM AVIATION
BRIM AVIATION
P O BOX 3009
ASHLAND, OREGON 97520
445 DEAD INDIAN MEMORIAL RD
ASHLAND, OREGON 97520

PH: 541-482-1008
EMAIL: INFO@BRIMAVIATION.COM
WWW.BRIMAVIATION.COM

Maintenance Tracking Report

900R2444003-101	COUPLING, FAN SHAFT, NOTAR	005422-0095	0.00	10000 Airframe Hours	0.00	10000.00	8476.59 Hours
900C3010082-101	SPRING ASSY-GRADIENT, LATERAL	186	0.00	10000 Airframe Hours	0.00	10000.00	8476.59 Hours
900C3010081-101	SPRING ASSY-GRADIENT, LONG.	124	0.00	10000 Airframe Hours	0.00	10000.00	8476.59 Hours
452-0133 (R)	ELT Battery	374368-020	0.00	5 Years	05-31-2014	07-31-2022	944.00 Days R
RG-407	Airframe Battery	40875247	0.00	On Condition	N/A	On Condition	N/A
900F2401300-103	STRUT ASSY, MID AFT TRUSS, LH	7604-0150	0.00	24158 Airframe Hours	0.00	24158.00	22634.59 Hours
900F3318201-103	SPRING DAMPING, ELASTOMERIC	0055437-0177	0.00	2000 Airframe Hours	4.01	2004.01	480.60 Hours
900D3409008-101	75 MICRON Filter	NSN	0.00	1200 Airframe Hours	1352.50	2552.50	1029.09 Hours
900D3409008-101	75 MICRON Filter	NSN	0.00	24 Months	02-15-2018	08-03-2020	217.00 Days
528-028-00 (OH)	Onboard Cargo Hook	00762	0.00	1000 Airframe Hook Hours	0.00	1000.00	947.00 Hours OH
528-028-00	Onboard Cargo Hook	00762	0.00	1 Years	05-31-2019	05-31-2020	153.00 Days
900F6341712-101	BELLCRANK - EMPENNAGE (R)		-	On Condition	N/A	On Condition	N/A
900F6341712-101	BELLCRANK - EMPENNAGE (R)		-	On Condition	N/A	On Condition	N/A
900C3010004-109	TRIM ACTUATOR ASSY, LATERAL	063715-0083	0.00	On Condition	N/A	On Condition	N/A
900C3010004-109	TRIM ACTUATOR ASSY, LATERAL	063715-0082	0.00	On Condition	N/A	On Condition	N/A
900D1400005-101	M/R TRANSMISSION ASSEMBLY	006219-0101	0.00	On Condition	N/A	On Condition	N/A
UNK	GEARBOX LUBE OIL (MIL-L-23699)	UNK	0.00	12 Months	12-14-2018	12-14-2019	-16.00 Days
UNK	GEARBOX LUBE OIL (MIL-L-23699)	UNK	0.00	600 Airframe Hours	1247.28	1847.28	323.87 Hours

Engine 1 Lifed Components

Part No.	Description	Serial No.	Life At Install	Period	Last Done	Next Due	Remaining
3053656-01	Turbo Machinery	PCE-BG0106	0.00	3500 Engine1 Hours	0.00	3500.00	974.50
3058672-01 (R)	Impeller	A001TP2L	1835.00	15000 Engine1 Impeller Cycles	0.00	13165.00	10898.00 Cycles R
3048999-01 (R)	Compressor Turbine Disc	A001PM06	3266.00	10000 Engine1 CT Cycles	0.00	6734.00	2724.00 Cycles R
3044188-01	Power Turbine Disc	A001W66F	3316.00	15000 Engine1 PT Cycles	0.00	11684.00	7587.00 Starts
3073830-01 (R)	Fuel Pump	14115002	0.00	4000 Engine1 Hours	0.00	4000.00	1474.50 R
3053928-03	Fuel Metering Unit	13445485	0.00	4000 Engine1 Hours	0.00	4000.00	1474.50

Engine 2 Lifed Components

Part No.	Description	Serial No.	Life At Install	Period	Last Done	Next Due	Remaining
3053656-01	Turbo Machinery	PCE-BG0028	0.00	3500 Engine2 Hours	0.00	3500.00	2744.59
8063-114 (OH)	Fuel Metering Unit/Fuel Managment Module	12287706	0.00	4000 Engine2 Hours	0.00	4000.00	3244.59 OH
3048999-01 (LL)	Compressor Turbine Disc	A000FWRB	0.00	10000 Engine2 CT Cycles	0.00	10000.00	851.00 LL
3044188-01 (LL)	Power Turbine Disc	A000KF19	0.00	15000 Engine2 PT Cycles	0.00	15000.00	5576.00 Starts LL
3044095-01	Impeller	A00ERPT	0.00	15000 Engine2 Impeller Cycles	0.00	15000.00	8538.00 Cycles
765794D4D	Fuel Pump	0269	0.00	4000 Engine2 Hours	0.00	4000.00	3244.59 Hours

ADs

Types	Subject	AD Number	Based On	Period	Warning	Last Done	Next Due	Remaining
Repetitive ADs	182:Para (c) and (g) Visual 10x inspection of hub flange outer surface	AD2002-10-05 dated 06.19.2002	Airframe Hours	100	10 Hours	0.00	0.00	-
Repetitive ADs	171:Para (e)(2) Blade retention bolts visual inspection for gap between thrust washer and retainter.	AD 2013-20-16	Airframe Hours	300	30 Hours	0.00	1547.28	23.87
Repetitive ADs	164:5 year TT Strap	AD 2013-03-03 TT straps	Date (Years)	5	90 Days	01-26-2017	01-26-2022	758

BRIM AVIATION
P O BOX 3009
ASHLAND, OREGON 97520
445 DEAD INDIAN MEMORIAL RD
ASHLAND, OREGON 97520

PH: 541-482-1008
EMAIL: INFO@BRIMAVIATION.COM
WWW.BRIMAVIATION.COM

Maintenance Tracking Report

AIRCRAFT REGISTRATION: N904AF DATE: 11-23-2019 PAGE NO: 7

Repetitive ADs	163:1000 hr eddy current	AD 2017-17-03 para f 3	Airframe Hours	1000	100 Hours	0.00	1872.20	348.79
Repetitive ADs	162:12 month flex beam bolt hole and pocket inspection	AD 2017-17-03 para f 2	Date (Months)	12	1 Months	12-14-2018	12-14-2019	-16
Repetitive ADs	161:fillet seal around flexbeam bolt holes	AD 2017-17-03 para f 1, i,ii	Airframe Hours	100	20 Hours	1520.19	1620.19	96.78
Repetitive ADs	160:Para (c) & (d) TT Strap Visual and X-ray at intial 1200 hours on TT Straps then every 300 hours after	AD 2006-18-01	Airframe Hours	1200	200 Hours	1144.00	2344.00	820.59